Filed pursuant to Rule 497(e)
File Nos. 033-16439 and 811-05159

Supplement to Prospectus (Class A, B, C, K shares) Dated May 1, 2009

RS Large Cap Value Fund

The Board of Trustees of RS Investment Trust has approved the liquidation of RS Large Cap Value Fund (the “Fund”). After May 29, 2009, shares of the Fund will no longer be offered, except for sales to certain qualified retirement plans.

It is expected that the Fund will cease operations on or around June 26, 2009, and that the Fund will make a liquidating distribution in cash on or shortly thereafter. A shareholder of record at the time of the liquidation will receive a liquidating distribution of cash equal to the shareholders’ pro rata portion of the Fund’s net assets.

Prior to the liquidation, shareholders may redeem shares of the Fund and may exchange shares of the Fund for shares of the same class in other RS Funds. Contingent deferred sales loads (“CDSL”) that would normally apply upon redemptions of the Fund’s shares on or after the date of this Supplement will be waived. If a shareholder exchanges shares of the Fund on or after the date of this Supplement for shares of another RS Fund and then redeems the shares of the other RS Fund prior to the liquidation of the Fund, no CDSL will be incurred on that redemption.

Date of Supplement: May 14, 2009